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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2009

                                 POLONIA BANCORP
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                 0-52267            41-2224099
       -------------                 -------            ----------
(State or other jurisdiction of     (Commission         (IRS Employer
incorporation or organization)      File Number)      Identification No.)

     3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
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               (Address of principal executive offices) (Zip Code)

                                 (215) 938-8800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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             YEAR.
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         Effective January 20, 2009, Polonia Bancorp (the "Company"), the
holding company for Polonia Bank, amended Article III, Section 2 of the Company's Bylaws to increase the number of the Company's directors from five to six. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

             (a)  Financial Statements of Businesses Acquired: Not applicable

             (b)  Pro Forma Financial Information: Not applicable

             (c)  Shell Company Transactions: Not Applicable

             (d)  Exhibits

                  3.1      Amended and Restated Bylaws of Polonia Bancorp


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 21, 2009                By: /s/ Paul D. Rutkowski
                                          -------------------------------------
                                          Paul D. Rutkowski
                                          Chief Financial Officer and Treasurer